Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JANUARY, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5151%



        Excess Protection Level
          3 Month Average  5.71%
          January, 1999  5.46%
          December, 1998  6.02%
          November, 1998  5.63%


        Cash Yield                                  18.25%


        Investor Charge Offs                        4.95%


        Base Rate                                   7.84%


        Over 35 Day Delinquency                     5.29%


        Seller's Interest                           8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $ 40,086,865,639.98


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,284,946,121.49